Advanced Series Trust

655 Broad Street, 17th Floor

Newark, New Jersey 07102

October 13, 2015

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: 497 Filing for Advanced Series Trust

Registration numbers 033-24962 and 811-05186

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated October 1, 2015 (SEC accession number 0000067590-15-001198), to the Prospectus, dated July 1, 2015 for AST J.P. Morgan Strategic Opportunities Portfolio. The purpose of the filing is to submit the 497 filing dated October 1, 2015 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 367-1495.

Sincerely,

/s/ Kathleen DeNicholas
Kathleen DeNicholas Assistant Secretary